Investments	12 Months Ended
Dec. 31, 2019
Investments, Debt and Equity Securities [Abstract]
Investments	Investments

(a)     Available for sale investments

	December 31, 2019	December 31, 2018
	(in thousands)
Available for sale investments at start of year	$59,910	$77,589
Purchases	9,603	80,956
Sales and maturities	(21,686)	(99,865)
Interest on short term investments	1,065	1,329
Realized gain on sale of short term investments	55	56
Unrealized capital gain/(loss) – investments	681	(155)
Available for sale investments at end of year	$49,628	$59,910

The Company classifies its investment in short term investments as available for sale. Short term investments comprise highly liquid investments with maturities of greater than three months and minimum "A-" rated fixed and floating rate securities. Short term investments at December 31, 2019 have an average maturity of 0.65 years compared to 1.22 years at December 31, 2018. The investments are reported at fair value with unrealized gains or losses reported in a separate component of shareholders' equity. Any differences between the cost and fair value of investments are represented by accrued interest and unrealized gains/losses. The fair value of short term investments are represented by level 1 fair value measurements – quoted prices in active markets for identical assets.

The following table represents our available for sale short term investments by major security type as of December 31, 2019:

				Maturity by period
	Cost Total	Unrealized gains / (losses)	Fair Value Total	Less than 1 year	1 to 5 years
	(U.S.$ in millions)
US government debt securities	14.91	0.16	15.07	6.01	9.06
Corporate securities	32.57	0.08	32.65	29.64	3.01
Term deposits	1.91	—	1.91	0.68	1.23
Total (U.S.$ in millions)	$49.39	$0.24	$49.63	$36.33	$13.30

The contractual maturity of certain investments in the portfolio is greater than 12 months; however, classification as short-term investments reflects the Company practice and intention in respect of these investments. The Company recognizes the unrealized losses at fair value in equity as these unrealized losses on short term investments have been considered as temporary.

(b)    Investments in equity - long term

The Company entered into subscription agreements with a number of funds. Capital totaling $10.1 million had been advanced under the terms of the subscription agreements at December 31, 2019 (December 31, 2018: $6.2 million). The Company determined that the interests in the funds meet the definition of equity securities without readily determinable fair values. Effective from January 1, 2018, the Company concluded that the interests held at December 31, 2019 qualify for the NAV practical expedient in ASC 820 'Fair value measurements and disclosures'. There was a decrease in fair value of $0.8 million (December 31, 2018: increase in fair value of $0.8 million) recognized in net income during the year bringing the carrying value of the subscriptions to $10.1 million at December 31, 2019 (December 31, 2018: $7.0 million). The Company had committed to future investments of $22.5 million in respect of these funds.